                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8, File No.'s 333-92255, 33-34996, 333-04223, 333-72737 and 33-64764.



                                                   ARTHUR ANDERSEN LLP

Portland, Oregon
March 16, 2001